Exhibit 10.1

                      COMMERCIAL PROPERTY LEASE AGREEMENT

THIS LEASE, made and entered into this September 1, 2003, by and between Scenic Properties, Inc. "Lessor", and SLS International, "Lessee".

In consideration of the respective performance by the other of all the following terms, conditions and covenants contained herein during the term of this Lease and any extension or renewal thereof, Landlord and Tenant do hereby agree as follows:

WITNESSITH:

That the Lessor hereby leases unto the Lessee and the Lessee hereby takes from the Lessor, as Lessee, the following premises situated in the city of Springfield, Greene County, Missouri.

That space located at 3119 S Scenic Unit A-1, Springfield, MO.

For a term of one (1) year commencing on September 1, 2003 and terminating on August 31, 2004, unless an agreement is reached for an extended term.

1. The rental of said property during the term of this lease shall be $6,650,000 per month, the first month's rent payable at the execution of this agreement and subsequent month's rent payable in advance on the 1st day of each and every month during the term of this lease.

2. A security deposit in the amount if $0.00 will be payable at the execution of this agreement. See paragraph 5i

3. The Lessor covenants and agrees:

     (a) That it has good title to said premises and good right to make this lease and that it will discharge any liens or encumbrances thereon in accordance with the terms hereof.

     (b) That it will put the Lessee in possession of said premises and the Lessee, paying the rent and keeping all other covenants and condition by Lessee to be performed, shall peaceably hold and enjoy premises.

4. The Lessee covenants and agrees:

     (a) To pay the rent at the time and in the manner provided for. Rent incurred or due past the 5th is subject to a $100 late fee plus $5 per day late fee, with the default clause not waived.

     (b) Lessee agrees at is own cost and expense to keep and maintain the interior of the demised premises, including overhead doors, plumbing, electrical and heating now located on the premises or which may hereafter be placed therein; and, to replace any improvements which may be destroyed or removed from the demised premises during the term hereof by the Lessee of due to their intentional acts. All interior maintenance will be the Lessee's responsibility and expense.

     (c) To use said premises for the purpose of operating a ______ business and no other, unless the written consent of the Lessor is first obtained.

     (d) To maintain in good condition the interior of the leased premises and to do all interior decorating and maintenance at the expense of the Lessee.

     (e) Not to make any structural changes, alterations or re-decorations of the interior without submitting the proposed plans to the Lessor and obtaining its written consent. Any repairs, maintenance, or major renovation by Lessee will be required to have Lien release from contractor for the protection of Lessee and Lessor.

     (f) To keep all glass replaced in the leased premises and to carry plate glass insurance for the benefit of both Lessee and Lessor.

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     (g)  Not to place any sign or signs upon said building without first obtaining the written consent of the Lessor. Signage must comply with city code and must not damage building.

     (h)  To keep clean all walks and grounds adjacent to the leased premises.

     (i) To permit the Lessor to enter premises during business hours for the purpose of inspecting the same or any other lawful purpose.

     (j) Not to assign this lease or sub-let the property or any part thereof without first obtaining the written consent of the Lessor, such consent not to be unreasonably withheld.

     (k) To surrender said premises at the end of the term of this lease in as good a condition as received, ordinary wear and tear accepted; Lessee agrees that at the termination of the tenancy, that any holding over by the Lessee shall be considered a tenancy from month to month and subject the Lessee to the provision of the Missouri Unlawful Detainer Act.

     (l) That if any default shall be made in the payment of rent or any part thereof, or any other payment provided for herein, at the time provided, or of, after Ten (10) days written notice setting forth the default, default shall continue by the Lessee in the performance or observance of any other covenant, agreement or condition herein contained to be performed by Lessee, or if Lessee shall be dispossessed or shall abandon or vacate the premises, or shall become bankrupt or shall make an assignment for the benefit of creditors, the Lessor shall have the right to re-enter and take possession thereof to the Lessor, at which time all rights of the Lessee shall cease and terminate, but nothing herein contained shall affect the Lessor's right to the rental for the term specified. Upon taking possession hereunder, the Lessor may at its option terminate and end this lease by giving the Lessee written notice thereof or the Lessor may re-let said property and the Lessee shall be liable for and will pay, as it accrues, the difference in rental for the balance of the term.

     (m) The Lessee agrees to pay the Lessor, in addition to all other items mentioned in this lease, a reasonable attorney fee and court costs in the event the Lessor resorts to litigation for violation of a covenant or condition of this lease, or for possession of the premises or for rent due hereunder.

5. It is mutually agreed:

     (a) If, during the term of this lease, and except as otherwise set forth herein, the building on the demised premises is damaged to the extent it is wholly untenantable, the Lessor may at its option terminate this lease by giving written notice thereof with Fifteen (15) days after such damage and the prepaid rent from the date of such damage be refunded.

     (b) In case the building is damaged but not rendered wholly untenantable, the rent shall abate proportionately until the building is restored and the Lessor shall restore the same as promptly as possible, provided, however, that if restoration is not accomplished within One Hundred Twenty (120) days, the Lessee may, at its election, terminate the lease by giving the Lessor Fifteen (15) days written notice of its intention to do so.

     (c) In the event said premises or any part thereof are overflowed by reason of storm, flood or sewage water, or for any cause of reason whatsoever, such flooding shall not be cause for terminating this lease, nor shall Lessor be liable or responsible for any loss ore damage which Lessee may suffer as a result thereof.

     (d) In case of destruction of the premises as aforesaid and neither party shall terminate the lease, the Lessor shall restore the same with all reasonable speed and for that purpose shall have the right to enter the premises for such restoration.

     (e) Any notice required to be given may be given by certified mail to the last known address of the parties.

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     (f)  No waiver of any forfeiture by acceptance of rent or otherwise shall waive any subsequent cause of forfeiture or breach of any condition of the lease.

     (g) Neither the Lessor nor the Lessee nor their employees will park their personal or business automobiles directly in front of the business buildings owned by the Lessor in order that the parking space most convenient for customers will be available for customers at all times. Parking space in front of the building is considered essential to the good of all tenants.

     (h) That the Lessor shall not be liable in any manner for any claim, loss, damage or injury from any cause whatsoever arising from the any act or omission or commission on the part of the Lessee, their agents or employees during the term of this lease, and the Lessee shall save Lessor harmless therefrom.

     (i) The Lessee had deposited with the Lessor, concurrently with the execution of this lease agreement, the sum of $0.00 as security deposit. Upon termination of this tenancy, the Lessor may retain so much of said lease deposit as is necessary to discharge any of the Lessee's obligations under this lease, including, but not limited to, damage to the premises, or clean-up of the premises. Any amount not so utilized shall be returned to the Lessee. This lease deposit shall not be in lieu of any rental payment, nor may it be used by the Lessee as payment of all or any part of the rent, without the written consent of the Lessor.

     (j) This lease will terminate in the event of a sale of the property. Notice of 60 days will be given in the event of property sale.

6. This agreement shall be governed by the laws of the State of Missouri.

7. This agreement shall be binding upon the parties hereto, their respective heirs, successors and assigns.

8. That the Lessee will take care of their own trash and janitorial services.

9. Lessee shall not bring or store any hazardous substances on the premises.

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                                  SLS International, Inc.

                                                  By:  /s/ John Gott
                                                     --------------------------
                                                      John Gott

ATTEST:

By:
    ----------------------------------


                                                  Scenic Properties, Inc.

                                                  By:  /s/ Jeanne Jenkins
                                                     ---------------------------
                                                      Jeanne Jenkins



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                ADDENDUM TO COMMERCIAL PROPERTY LEASE AGREEMENT

To the Lessee's knowledge, (i) neither the Subject Property nor the Lessee is in violation of, or subject to, any existing, pending or threatened investigation by any governmental authority, under any Environmental Law (herein so called and herein after defined), (ii) the Lessee has not, and is not, required by an Environmental Law to obtain any permits or licenses to use any of the Subject Property, and (iii) the Lessee has made inquiry in to the previous uses and ownership (the Lessee being the First tenant and occupant) of the subject Property, and after such inquiry, has been disposed of, incorporated in, or released on or to the Real Property or the Improvements.

For purposes of this Agreement, the term "Environmental Law" shall mean and be defined as any federal, state (MO DNR) or local law, statue, ordinance, or regulation pertaining to the health, industrial hygiene or the environmental conditions on, under, or about the Subject Property, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq., A/K/A Superfund Amendments and Reauthorization Act of 1986 ("SARA"). For purposes of this Agreement, the term "Hazardous Substance" shall mean and be defined herein as those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" in CERCLA, RCRA, SARA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., and in the regulations promulgated pursuant to such laws, together with such substances listed in the United States Department of Transportation Table (49 CFR 172,101 and amendments thereto) or by Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR part 302 and amendments thereto) together with such other substances, materials, and wastes which are or become regulated under applicable local, state or federal law or the United States government or which are classified as hazardous or toxic under federal, state, or local laws or regulations, and together with any materials, waste or substance which is (A) asbestos, (B) polychlorinated biphenyls, (C) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 USC Section 1251 et seq., (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317),
(D) explosives, or (E) radioactive materials.

Hazardous Substance Prohibited. Lessee shall not at any time during the Term of the Lease allow the storage, disposal, discharge, burial, incineration, or use of any Hazardous Substances on the Demised Premises.

Flammable Liquids Prohibited. Lessee shall not at any time during the Term of this Lease allow the storage inside any building or structure of the Demised Premises of any flammable liquids, including gasoline, diesel, or kerosene.

Waiver of Claim Against Lessor. In the event of the discovery of a Hazardous Substance at any time during the term of the Lease, Lessee agrees to waive any and all claims against Lessor for damages or losses which it sustains as a result of its inability to use the Demised Premises as a result of the discovery of a Hazardous Substance.

These representations and warranties herein contained shall be true and correct on the date of the lease Closing and shall survive the Closing and continue in full force and effect notwithstanding the Closing and consummation of the lease contracted for herein, and the obligation of the Lessor to close this transaction is expressly conditioned upon said representations and warranties being true and correct on the date of Closing of the lease.